Exhibit 1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”)

German American Capital Corporation

Deutsche Bank Securities Inc.

(collectively, the “Specified Parties”)

Re:	COMM 2024-CBM Mortgage Trust (the “Issuing Entity”)

Commercial Mortgage Pass-Through Certificates (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Specified Parties, for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to the Trust Loan (as defined herein) contained on the Data Files (as defined herein) (the “Subject Matter”) relating to the Issuing Entity’s securitization transaction as of 13 November 2024. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor provided us with:

a.	Certain electronic data files (the “Data Files”) that are described in Attachment A,
b.	Copies of various source documents (the “Source Documents”), which are listed on Exhibit 1 to Attachment A,
c.	A list of characteristics on the Data Files (the “Compared Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to compare to information contained in the Source Documents,
d.	A list of characteristics on the Data Files (the “Recalculated Characteristics”), which are described in Attachment A, that the Depositor instructed us to recalculate using information on the Data Files,
e.	A list of characteristics on the Data Files (the “Provided Characteristics”), which are listed on Exhibit 3 to Attachment A, on which the Depositor instructed us to perform no procedures,
f.	A draft of the preliminary offering circular for the Issuing Entity’s securitization transaction (the “Draft Preliminary Offering Circular”) and
g.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Data Files, Source Documents, Compared Characteristics, Recalculated Characteristics, Provided Characteristics, Draft Preliminary Offering Circular and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A with respect to the Data Files. We have not verified, and we make no representation as to, the appropriateness, accuracy, completeness or reasonableness of the Source Documents, Provided Characteristics, Draft Preliminary Offering Circular or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to: (a) the existence of the Trust Loan, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Trust Loan conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Trust Loan,
iii.	Whether the originator(s) of the Trust Loan complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Trust Loan that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

13 November 2024

Attachment A Page 1 of 4

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Issuing Entity’s assets will consist primarily of certain senior promissory notes (the “Senior Trust Notes”) and one junior promissory note (the “Junior Trust Note,” and together with the Senior Trust Notes, the “Trust Notes”),
b.	The Trust Notes evidence a portion (such portion, the “Trust Loan”) of a five-year, fixed-rate, interest-only mortgage loan (the “Whole Loan”) comprised of the Trust Loan and certain other senior promissory notes (the “Senior Non-Trust Notes” or “Companion Loans”), which will not be assets of the Issuing Entity,
c.	The Senior Non-Trust Notes and Senior Trust Notes (together, the “Senior Notes”) will be pari passu in right of payment with each other and senior in right of payment to the Junior Trust Note and
d.	The Whole Loan is secured by, among other things, fee and/or leasehold interests of the borrowers in 52 select service hospitality properties (each, a “Mortgaged Property” and collectively, the “Mortgaged Properties”).

Procedures performed and our associated findings

1.	The Depositor provided us with:
a.	An electronic data file (the “Preliminary Data File”) that the Depositor indicated contains information relating to the Trust Loan, Companion Loans, Whole Loan and Mortgaged Properties that is expected to be as of 6 December 2024 (the “Reference Date”) and
b.	Record layout and decode information relating to the information on the Preliminary Data File.

Using the information in the Source Documents, we compared the Compared Characteristics listed on Exhibit 2 to Attachment A, as shown on the Preliminary Data File, to the corresponding information in the Source Documents indicated on Exhibit 2 to Attachment A, subject to the instructions, assumptions and methodologies stated in the notes on Exhibit 2 to Attachment A. If more than one Source Document is listed for a Compared Characteristic, the Depositor instructed us to note agreement if the value on the Preliminary Data File for the Compared Characteristic agreed with the corresponding information in at least one of the Source Documents listed for such Compared Characteristic on Exhibit 2 to Attachment A (except as described in the notes on Exhibit 2 to Attachment A). We performed no procedures to reconcile any differences that may exist between various Source Documents for any of the Compared Characteristics listed on Exhibit 2 to Attachment A.

We performed certain procedures on earlier versions of the Data Files and communicated differences prior to being provided the Data Files which were subjected to the procedures as described herein.

2.	As instructed by the Depositor, we adjusted the information on the Preliminary Data File to correct all the differences we noted in performing the procedures described in the Item above and provided a list of such differences to the Depositor. The Preliminary Data File, as so adjusted, is hereinafter referred to as the “Updated Data File.”

Attachment A Page 2 of 4

3.	Subsequent to the performance of the procedures described in the Items above, we received from the Depositor:
a.	An electronic data file (the “Final Data File,” which together with the Preliminary Data File comprise the Data Files) that the Depositor indicated contains information relating to the Trust Loan, Companion Loans, Whole Loan and Mortgaged Properties as of the Reference Date and
b.	Record layout and decode information relating to the information on the Final Data File.

Using information on the:

a.	Final Data File and
b.	Updated Data File,

we compared each Compared Characteristic listed on Exhibit 2 to Attachment A, as shown on the Final Data File, to the corresponding information on the Updated Data File and found such information to be in agreement.

4.	Using the “First Payment Date,” as shown on the Final Data File, we recalculated the “Seasoning as of Cut-off Date (Months)” of the Whole Loan as of the Reference Date. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

5.	Using the:
a.	First Payment Date and
b.	Maturity Date,

as shown on the Final Data File, we recalculated the “Original Mortgage Loan Term” of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

6.	The applicable Source Document(s) indicate that the Whole Loan is interest-only for its entire term. Based on this information, the Depositor instructed us to:
a.	Use the “Original Mortgage Loan Term,” as shown on the Final Data File, for the original interest-only period of the Whole Loan (the “Original Interest Only Period (Months)”),
b.	Use “0” for the original amortization term of the Whole Loan (the “Original Amort. Term (Months)”),
c.	Use “0” for the remaining amortization term of the Whole Loan (the “Remaining Term to Amortization (Months)”) and
d.	Use the “Original First Mortgage Balance,” as shown on the Final Data File, for:
i.	The principal balance of the Whole Loan and each Mortgaged Property as of the Reference Date (the “Cut-off First Mortgage Balance”) and
ii.	The principal balance of the Whole Loan and each Mortgaged Property as of the “Maturity Date” of the Whole Loan (the “First Mortgage Maturity Balance”).

We compared this information to the corresponding information on the Final Data File and found such information to be in agreement.

Attachment A Page 3 of 4

7.	Using the:
a.	Cut-off Trust A Note Balance and
b.	Cut-off Trust B Note Balance,

as shown on the Final Data File, we recalculated the “Cut-off Trust Loan Balance” of the Trust Loan and each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

8.	Using the:
a.	Original Mortgage Loan Term,
b.	Original Interest Only Period (Months) and
c.	Seasoning as of Cut-off Date (Months),

as shown on the Final Data File, we recalculated the:

i.	Remaining Term to Maturity (Months) and

ii.	Remaining Interest Only Period (Months)

of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

9.	Using the:
a.	Original First Mortgage Balance,
b.	First Mortgage Interest Rate and
c.	Interest Calculation (30/360 / Actual/360),

as shown on the Final Data File, and the calculation methodologies provided by the Depositor which are described in the succeeding paragraph(s) of this Item, we recalculated the:

i.	Monthly Mortgage Debt Service and

ii.	Annual Mortgage Debt Service

of the Whole Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Monthly Mortgage Debt Service” of the Whole Loan as 1/12th of the product of:

a.	The “Original First Mortgage Balance,” as shown on the Final Data File,
b.	The “First Mortgage Interest Rate,” as shown on the Final Data File, and
c.	365/360.

For the purpose of this procedure, the Depositor instructed us to recalculate the “Annual Mortgage Debt Service” of the Whole Loan as twelve (12) times the “Monthly Mortgage Debt Service” of the Whole Loan, as shown on the Final Data File.

Attachment A Page 4 of 4

10.	Using the:
a.	Annual Mortgage Debt Service,
b.	Cut-off First Mortgage Balance,
c.	First Mortgage Maturity Balance,
d.	As Portfolio Value ($),
e.	Underwritten NOI ($),
f.	Underwritten Net Cash Flow ($) and
g.	Units,

as shown on the Final Data File, and the applicable calculation methodologies and assumptions described in the Draft Preliminary Offering Circular, we recalculated the:

i.	U/W NOI DSCR,

ii.	U/W NCF DSCR,

iii.	LTV at Cut-off,
iv.	LTV at Maturity,
v.	U/W NOI DY,
vi.	U/W NCF DY and
vii.	Cut-Off Date Allocated Loan Amount per Room ($)

of the Whole Loan and, with respect to vii. above, of each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

For the purpose of this procedure, the Depositor instructed us to:

a.	Round the characteristics listed in i. and ii. above to two decimal places and
b.	Round the characteristics listed in iii. through vi. above to the nearest 1/10th of one percent.

11.	Using the:
a.	Master Servicing Fee Rate,
b.	Primary Servicing Fee Rate,
c.	OA Fee,
d.	Cert Admin Fee Rate and
e.	CREFC Fee,

as shown on the Final Data File, we recalculated the “Admin. Fee” of the Trust Loan. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

12.	Using the “Cut-off First Mortgage Balance,” as shown on the Final Data File, we recalculated the “% of Total Cut-off Date Pool Balance” of the Trust Loan and each Mortgaged Property. We compared this recalculated information to the corresponding information on the Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Source Documents

Whole Loan Source Documents

Source Document Title	Source Document Date

Loan Agreement (see Note 1)	6 November 2024

Allocated Loan Amount Schedule	Note Dated

Guaranty Agreement (see Note 1)	6 November 2024

Mortgaged Property Source Documents

Source Document Title	Source Document Date

Portfolio Appraisal Report	1 November 2024

Appraisal Reports	Various

Engineering Reports	Various

Phase I Environmental Reports	Various

Seismic Reports	Various

Underwriter’s Summary Report	Not Dated

USPS Internet Site (www.usps.com)	Not Applicable

Ground Lease Agreements	Various

Ground Lease Estoppels	Various

Management Agreement	15 February 2013

STR Reports	Various

Capital Expenditure Summary	Not Dated

Exhibit 1 to Attachment A

Note:

1.	The indicated provided Source Document(s) are draft document(s) with the Source Document Date reflecting the latest date of receipt. For the purpose of the procedures described in this report, the Depositor instructed us to treat the indicated Source Document(s) as fully executed.

Exhibit 2 to Attachment A

Compared Characteristics and Source Documents

Mortgaged Property Information:

Characteristic	Source Document(s)

Street Address (see Note 1)	Appraisal Report
City (see Note 1)	Appraisal Report
State / Province (see Note 1)	Appraisal Report
Zip Code	Appraisal Report or USPS Internet Site (www.usps.com)
Property Type	Appraisal Report
Property Sub-Type	Appraisal Report
Year Built	Appraisal Report
Year Renovated (see Note 2)	Appraisal Report
Brand	Appraisal Report
Units	Underwriter’s Summary Report
Unit Type	Underwriter’s Summary Report

Third Party Information:

Characteristic	Source Document(s)

Appraised Value ($)	Appraisal Report
As Portfolio Value ($)	Portfolio Appraisal Report
Date of Appraisal (Valuation Date)	Appraisal Report
FIRREA Eligible (Yes/No)	Appraisal Report
Engineering Report Date	Engineering Report
Date of Phase I Report	Phase I Environmental Report
Date of Seismic Report (see Note 3)	Seismic Report
Seismic Zone (see Notes 3 and 7)	Seismic Report
PML (%) (see Note 3)	Seismic Report

Exhibit 2 to Attachment A

Hotel Operating Information:

Characteristic	Source Document(s)

2021 Occupancy	Underwriter’s Summary Report
2022 Occupancy	Underwriter’s Summary Report
2023 Occupancy	Underwriter’s Summary Report
September 24 TTM Occupancy	Underwriter’s Summary Report
Underwritten Occupancy	Underwriter’s Summary Report
2021 Average Daily Room Rate ($)	Underwriter’s Summary Report
2022 Average Daily Room Rate ($)	Underwriter’s Summary Report
2023 Average Daily Room Rate ($)	Underwriter’s Summary Report
September 24 TTM Average Daily Room Rate ($)	Underwriter’s Summary Report
Underwritten Average Daily Room Rate ($)	Underwriter’s Summary Report
2021 RevPAR ($)	Underwriter’s Summary Report
2022 RevPAR ($)	Underwriter’s Summary Report
2023 RevPAR ($)	Underwriter’s Summary Report
September 24 TTM RevPAR ($)	Underwriter’s Summary Report
Underwritten RevPAR ($)	Underwriter’s Summary Report

Underwriting Information: (see Note 4)

Characteristic	Source Document(s)

2021 Rooms Revenue ($)	Underwriter’s Summary Report
2021 Total Revenue ($)	Underwriter’s Summary Report
2021 Total Expenses ($)	Underwriter’s Summary Report
2021 Affiliate Ground Lease Add Back	Underwriter’s Summary Report
2021 NOI ($)	Underwriter’s Summary Report
2021 FF&E	Underwriter’s Summary Report
2021 NCF	Underwriter’s Summary Report
2022 Rooms Revenue ($)	Underwriter’s Summary Report
2022 Total Revenue ($)	Underwriter’s Summary Report
2022 Total Expenses ($)	Underwriter’s Summary Report
2022 Affiliate Ground Lease Add Back	Underwriter’s Summary Report
2022 NOI ($)	Underwriter’s Summary Report
2022 FF&E	Underwriter’s Summary Report
2022 NCF	Underwriter’s Summary Report
2023 Rooms Revenue ($)	Underwriter’s Summary Report
2023 Total Revenue ($)	Underwriter’s Summary Report
2023 Total Expenses ($)	Underwriter’s Summary Report
2023 Affiliate Ground Lease Add Back	Underwriter’s Summary Report
2023 NOI ($)	Underwriter’s Summary Report
2023 FF&E	Underwriter’s Summary Report

Exhibit 2 to Attachment A

Underwriting Information: (continued)

Characteristic	Source Document(s)

2023 NCF	Underwriter’s Summary Report
September 24 TTM Rooms Revenue ($)	Underwriter’s Summary Report
September 24 TTM Total Revenue ($)	Underwriter’s Summary Report
September 24 TTM Total Expenses ($)	Underwriter’s Summary Report
September 24 TTM Affiliate Ground Lease Add Back	Underwriter’s Summary Report
September 24 TTM NOI ($)	Underwriter’s Summary Report
September 24 TTM FF&E	Underwriter’s Summary Report
September 24 TTM NCF	Underwriter’s Summary Report
Underwritten Rooms Revenues ($)	Underwriter’s Summary Report
Underwritten Total Revenues ($)	Underwriter’s Summary Report
Underwritten Total Expenses ($)	Underwriter’s Summary Report
Underwritten Affiliate Ground Lease Add Back	Underwriter’s Summary Report
Underwritten NOI ($)	Underwriter’s Summary Report
Underwritten FF&E	Underwriter’s Summary Report
Underwritten Net Cash Flow ($)	Underwriter’s Summary Report

Reserve and Escrow Information:

Characteristic	Source Document(s)

Monthly Tax Constant / Escrow	Loan Agreement
Monthly Insurance Constant / Escrow	Loan Agreement
Monthly TI/LC	Loan Agreement
Monthly Replacement Reserve	Loan Agreement
Other Reserve	Loan Agreement
Description Other Reserve	Loan Agreement
Tax at Closing	Loan Agreement
Insurance at Closing	Loan Agreement
TI/LC Taken at Closing	Loan Agreement
Replacement Reserve Taken at Closing	Loan Agreement
RE Tax	Loan Agreement
Insurance	Loan Agreement
Replacement Reserves	Loan Agreement
TI/LC	Loan Agreement
Immediate Repairs	Loan Agreement
Free Rent	Loan Agreement
Other Escrows	Loan Agreement

Exhibit 2 to Attachment A

Whole Loan Information:

Characteristic	Source Document(s)

Borrower	Loan Agreement
Original First Mortgage Balance	Allocated Loan Amount Schedule
Amortization Type	Loan Agreement
Interest Calculation (30/360 / Actual/360)	Loan Agreement
Interest Accrual Period Start	Loan Agreement
Interest Accrual Period End	Loan Agreement
Due Date	Loan Agreement
Payment Grace Period Event of Default	Loan Agreement
Payment Grace Period Event of Late Fee	Loan Agreement
Balloon Grace Period Event of Default	Loan Agreement
Balloon Grace Period Event of Late Fee	Loan Agreement
Assumption Fee	Loan Agreement
LockBox (Y/N)	Loan Agreement
LockBox Type (see Note 5)	Loan Agreement
Cash Management (see Note 6)	Loan Agreement
Excess Cash Trap Trigger	Loan Agreement
Partial Collateral Release (Y/N)	Loan Agreement
Partial Collateral Release Description	Loan Agreement
Substitution Allowed (Y/N)	Loan Agreement
Substitution Provision Description	Loan Agreement
Earnout/ Holdback	Loan Agreement
SPE	Loan Agreement
Property Manager	Management Agreement
Guarantor	Guaranty Agreement
Letter of Credit	Loan Agreement
TIC	Loan Agreement

Notes:

1.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to ignore differences that are due to standard postal abbreviations.

2.	For the purpose of comparing the “Year Renovated” characteristic, the Depositor instructed us to use the latest year shown in the applicable Source Document(s).

3.	For the purpose of comparing the indicated characteristics, the Depositor instructed us to perform the procedures only for any Mortgaged Property that contains a seismic report Source Document in the related loan file. For any Mortgaged Property on the Preliminary Data File that does not contain a seismic report Source Document in the related loan file, the Depositor instructed us to use “NAP” for the indicated characteristics.

Exhibit 2 to Attachment A

Notes: (continued)

4.	For the purpose of comparing the “Underwriting Information” characteristics that are expressed as dollar values, the Depositor instructed us to ignore differences of +/- $1 or less.

5.	For the purpose of comparing the “LockBox Type” characteristic, the Depositor instructed us to use “Soft” if the applicable Source Document(s) require the borrower(s) or property manager to pay receipts directly to a lockbox account controlled by the lender(s).

6.	For the purpose of comparing the “Cash Management” characteristic, the Depositor instructed us to use “In Place” if, for funds directed into a lockbox, such funds are generally not made immediately available to the borrower(s), but instead are forwarded to a cash management account maintained by the borrower(s) for the benefit of the lender(s) and such funds are disbursed according to the applicable Source Document(s), with any excess remitted to the borrower(s) (unless an event of default or one or more specified trigger events under the applicable Source Document(s) have occurred and are outstanding), generally on a daily basis.

7.	For any Mortgaged Property listed in Table A1, the Depositor instructed us to use the information in the “Provided Value” column for the applicable characteristic listed in Table A1, even if the information in the “Provided Value” column did not agree with the information that was shown in the applicable Source Document(s) or the applicable Source Document(s) were not provided to us.

Table A1:
Mortgaged Property	Characteristic	Provided Value

St. Louis Creve Coeur	Seismic Zone	NAP

St. Louis Westport Plaza	Seismic Zone	NAP

We performed no procedures to determine the accuracy, completeness or reasonableness of the “Provided Value” information in Table A1 that was provided by the Depositor.

We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Depositor that are described in the notes above.

Exhibit 3 to Attachment A

Provided Characteristics

Characteristic

Property ID
Loan Name / Property Name
Appraisal Type
Date of Phase II Report (if applicable)
Note Date
First Payment Date
Maturity Date
First Mortgage Interest Rate
Cut-off A Note Balance
Cut-off B Note Balance
Cut-off Trust A Note Balance
Cut-off Trust B Note Balance
Cut-off Companion Loan Balance
Prepayment Provision
Ownership Interest
Sponsor
Loan Purpose
Ground Lease Expiration Date
Directs Investment (Borrower or Lender)
Master Servicing Fee Rate
Primary Servicing Fee Rate
Cert Admin Fee Rate
CREFC Fee
OA Fee

Note:	We performed no procedures to determine the appropriateness, accuracy, completeness or reasonableness of the Provided Characteristics.